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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


    Investment Company Act file number     811-09405
                                       -----------------------------------------

                             Amstar Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   225 West 34th Street, Suite 918    New York, New York      10122
--------------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip code)


                              Wade R. Bridge, Esq.

Ultimus Fund Solutions, LLC 135 Merchant Street, Ste. 230 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (212) 209-8845
                                                    ----------------

Date of fiscal year end:      September 30, 2003
                          ---------------------------

Date of reporting period:     September 30, 2003
                          ---------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.



ITEM 1. REPORTS TO STOCKHOLDERS.



================================================================================



                             AMSTAR INVESTMENT TRUST
                             -----------------------

                                AMSTAR VALUE FUND
                                -----------------

                            AMSTAR TOTAL RETURN FUND
                            ------------------------

                             AMSTAR HIGH YIELD FUND
                             ----------------------







                                  ANNUAL REPORT

                               September 30, 2003










            INVESTMENT MANAGER                             ADMINISTRATOR
            ------------------                             -------------
     AMSTAR INVESTMENT MANAGEMENT, LLC              ULTIMUS FUND SOLUTIONS, LLC
14 Penn Plaza, 225 West 34th Street, Suite 718            P.O. Box 46707
         New York, New York 10122                   Cincinnati, Ohio 45246-0707
               1.800.901.6049                               1.877.309.9062




================================================================================

LETTER FROM THE CHAIRMAN
_______________________________________________________________________

Dear Shareholders,

It is a pleasure to present the Annual Report for the Amstar Investment Trust for the fiscal year ended September 30, 2003. This report contains investment performance, financial information, Statement of Net Assets and Portfolio of Investments for the Amstar Value Fund, Amstar Total Return Fund and Amstar High Yield Fund. You will also find a discussion by each of your portfolio managers as to their view of the year just passed and their view as to what the coming year will bring.

It certainly appears that the U.S. equity markets have recovered from their lows of late 2002 and early 2003. The U.S. economy just turned in a strong performance for the 3rd quarter of 2003 evidenced by a 7.2% jump in Real GDP. Productivity has been growing and it appears that employment is finally improving for U.S. workers. We believe these are all good signs for continued growth in 2004.

We appreciate your investment in the Amstar Funds.

Best Regards,


/s/ Robert J. Adler

Robert J. Adler
Chairman

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                                AMSTAR VALUE FUND

For the fiscal year ended September 30, 2003, the Amstar Value Fund - Class A returned 27.95% (without regard to sales charge), in line with the Russell 2500 Value benchmark, which posted a return of 31.25% for the period.

REVIEW OF INVESTMENT PERFORMANCE AND PORTFOLIO ACTIVITY
From a sector selection perspective, the Fund benefited from overweighting Information Technology, an outperforming sector in the Russell 2500 Value index. In addition, stock selection was also strongest in Technology, where the Fund added most of its relative contribution. Brooks Automation emerged as the leading position, followed by UTStarcom. The semiconductor industry has essentially bottomed, and the capital spending cycle has begun. Brooks, a specialty supplier of automation equipment for semiconductor manufacturing, launched its next generation of semiconductor handling systems in July. UTStarcom, which was sold from the portfolio as it appreciated, manufactures and designs communications products and was a play on the local cellular phone market in China.

Two out of the three holdings in the Telecommunications sector, Covad Communications and Talk America Holdings, added value for the fiscal year. In early September, Covad announced a partnership with AT&T to offer bundled DSL in four additional states after an earlier launch in New York. The Fund's one negative contributor to return in this sector, Sprint PCS Group, was sold off before the security appreciated in late May.

Stock selection was good in the Materials sector, where Pope & Talbot, the pulp and wood products company, was the leading security. Pope & Talbot's share price benefited from an increase in pulp prices, resulting from better supply/demand fundamentals in the industry. Sealed Air, the packaging manufacturer, also contributed to the positive return in the sector. Sealed Air continues to post gains following settlement of asbestos litigation in the fourth quarter of 2002.

Doral, the diversified financial holding company and the largest residential mortgage lender in Puerto Rico, helped the Fund's underweighted Financial sector to outperform. The company, which remains in the portfolio, recently reported record earnings for the third quarter and nine months ended September 30, 2003. This marks the 23rd consecutive quarter where record earnings were achieved by Doral. Other top performers in Financials were Legg Mason and T. Rowe Price Group.

Positive sector selection decisions throughout the fiscal year included underweighting Consumer Staples, Financials, and Utilities. The Value Fund lost basis points in sector selection during the period by underweighting Health
Care. We believe that we will be rewarded for this position as the economy improves.

The sector that lagged most in the Fund for the fiscal year was Consumer Discretionary. It was negatively impacted by declines in securities such as Cooper Tire & Rubber Co., United Rentals and Scholastic Corp; much of the erosion in the price of these securities occurred in the fourth quarter of 2002.

Consistent with our philosophy and process, our primary focus continues to be solid, fundamental stock picking. As always, we overlay our stock picking with a macro and sector view. Going into the first fiscal quarter of 2004, we continue to maintain our view that Technology will outperform and should be overweighted, while Financials should be underweighted. We expect the old economy stocks, such as Materials and Industrials, to outperform as an industrial pickup is finally evident. Looking forward, we believe it is likely that interest rates will rise, boding poorly for Financials in general. We believe that the consumer sector should pick up as the economy is showing signs of strengthening. We have recently added new positions in Consumer Discretionary, and have moved to an overweighting in Consumer Discretionary stocks. We continue to underweight Consumer Staples, Health Care and Utilities, three areas that are likely to underperform in an economic recovery.

ECONOMIC OUTLOOK
At the end of Q203, we see that the appropriate signs of monetary and fiscal policies were in place to encourage an economic recovery. We observe that there was already some evidence to indicate that the policies have been effective and an economic rebound is underway. We continue to be pleased by the economy's underlying strength. Q3 demonstrated that inflation is well under control, productivity remains high, GDP estimates are being revised upwards, and corporate profitability is sharply stronger. While the employment picture has not been robust, in September we saw the first evidence that jobs are finally being created--generally a lagging feature of any economic recovery. The equity market, in one of its roles as soothsayer to the economy, indicates that an economic boom may be about to begin.

Evidence continues to accumulate that the economy is on the rebound. On October 7, 2003, the government released data on wholesale trade inventories and sales. The data points out that the critical inventory to sales ratio is at a record low. Storerooms risk stocking out of inventory and missing sales if not replaced. That suggests that as early as this quarter and certainly in early 2004, companies will increase production to raise their inventory levels to reflect stronger sales. This inventory building will act as a stimulant to overall economic activity. Since 2001, the decline in the inventory to sales ratio has been acting as a drag on the economy. Its effect can be significant. In Q203, GDP increased by a respectable 3.3% despite the drag that the declining inventory to sales ratio had on the economy. For the fourth quarter of 2003, a number of economists are suggesting that GDP growth could be 5% due in part to the benefits of inventory restocking. The restocking is likely to continue through 2004.

Profits have bounced back since the trough of the economic recession in 2001. According to the National Income and Production Accounts released by the government, profits have jumped 32% off the Q301 bottom. Economist Lawrence Kudlow suggests that profits, as measured by the corporate profits of the S&P 500 companies, can rise another 20% next year. Companies have effectively improved their cost structures since the recession. Consequently, top line growth is leveraged by even small increases in revenue growth, resulting in the stronger profit picture.

Valenzuela Capital Partners believes that a rising profit environment is a necessary factor for a robust equity market. However, profits alone are not sufficient. Investors must remain confident that our government is following sound monetary and fiscal policies that will benefit the economy. To date our leadership has generally been constructive. However, there is a concern that election-induced policies could offset the benefits of the rising profitability of our corporate sector. The result could be higher risk premiums on equity investments and a contraction in price/earnings and other relevant valuation ratios. If our leadership remains resolute in following sound policies, the capital markets should respond well, and we should be in a positive market environment at least through the next presidential election in November 2004.


                                                                 AMSTAR VALUE FUND

                                         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                           AMSTAR VALUE FUND(a), THE RUSSELL 2500 VALUE INDEX AND THE RUSSELL MIDCAP VALUE INDEX(b)



                Amstar Value Fund                        Russell 2500 Value Index                  Russell Midcap Value Index
                -----------------                        ------------------------                  --------------------------
     10/2/1999                        9,525       10/2/1999                      10,000        10/2/1999                     10,000
    10/31/1999         0.00%          9,525       10/31/1999        0.67%        10,067       10/31/1999       3.34%         10,334
    12/31/1999         7.30%         10,220       12/31/1999        3.98%        10,467       12/31/1999       0.79%         10,416
     3/31/2000        26.84%         12,964        3/31/2000        4.67%        10,956        3/31/2000       1.01%         10,521
     6/30/2000         4.19%         13,506        6/30/2000       -0.59%        10,890        6/30/2000      -1.68%         10,344
     9/30/2000         9.03%         14,726        9/30/2000        6.89%        11,640        9/30/2000       9.65%         11,343
    12/31/2000        13.84%         16,763       12/31/2000        8.61%        12,643       12/31/2000       9.44%         12,414
     3/31/2001        -7.34%         15,533        3/31/2001       -1.97%        12,394        3/31/2001      -3.53%         11,975
     6/30/2001         4.64%         16,253        6/30/2001        9.98%        13,631        6/30/2001       7.05%         12,819
     9/30/2001        -6.75%         15,156        9/30/2001      -12.45%        11,933        9/30/2001     -11.55%         11,339
    12/31/2001         7.59%         16,307       12/31/2001       16.27%        13,875       12/31/2001      12.03%         12,703
     3/31/2002         1.65%         16,576        3/31/2002        8.51%        15,055        3/31/2002       7.90%         13,706
     6/30/2002        -3.82%         15,943        6/30/2002       -3.49%        14,529        6/30/2002      -4.67%         13,066
     9/30/2002       -19.34%         12,860        9/30/2002      -18.38%        11,860        9/30/2002     -17.95%         10,720
    12/31/2002         2.73%         13,212       12/31/2002        5.44%        12,504       12/31/2002       7.07%         11,477
     3/31/2003        -1.24%         13,048        3/31/2003       -4.77%        11,908        3/31/2003      -4.06%         11,012
     6/30/2003        19.13%         15,544        6/30/2003       21.28%        14,443        6/30/2003      17.89%         12,982
     9/30/2003         5.86%         16,455        9/30/2003        7.77%        15,566        9/30/2003       5.94%         13,753

================================================
             Amstar Value Fund
       Average Annual Total Returns(c)
   (for periods ended September 30, 2003)

                  1 Year   Since Inception(d)
                  ------   ------------------
      Class A     21.84%        13.27%
      Class C       -           14.47%

================================================


Past performance is not predictive of future performance.


(a) The line graph above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 4.75%.

(b) On November 27, 2002, the shareholders of the Amstar Value Fund (the "Fund"), which was formerly the Val Cap Mid Cap Fund, voted to change the Fund's name as well as to change the Fund's principal investment strategies. The Fund's principal investment strategies shifted from investing primarily in mid-capitalization companies to a strategy involving an investment in a combination of mid- and small-capitalization companies. As a result of these changes, the Fund is changing its primary benchmark from the Russell Midcap Value Index to the Russell 2500 Value Index. The Russell 2500 Value Index measures the price movement of small- to medium-capitalization companies which is a more appropriate measurement than the Russell Midcap Index which measures medium- or mid-capitalization companies only.

(c) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Class A shares and Class C shares commenced operations on October 2, 1999 and May 19, 2003, respectively.

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                            AMSTAR TOTAL RETURN FUND

During the year the bond market has struggled with two differing views. Thoughts of an economic resurrection drove U.S. interest rates higher. However, geopolitical risks and concerns over the sustainability of the economic recovery kept interest rates fairly contained.

With the swift conclusion of Gulf War II, focus returned to assessing economic fundamentals. The first few months of economic data after the war were almost uniformly strong. This was not too surprising given that economic activity was depressed by uncertainty ahead of the war and by the war itself. Strength in the equity markets and strong third quarter earnings announcements has kept the consumer confident in their outlook for the U.S. economy.

Real GDP surged at a 7.2% annual rate in the third quarter, the strongest quarterly growth rate in 20 years. Upside was driven by a sharp gain in private demand, with consumption, business investment, and residential investment all surging. The question now becomes, is this positive news already reflected in current interest rates and can this growth be sustained. A key to assessing the sustainability of the economic recovery will be looking at employment statistics going forward.

Though most of the year the Federal Reserve has stayed on the sidelines, easing monetary policy only once in 2003, moving the Fed Funds rate from 1.25% to 1.00% in June. The Fed still describes the upside and downside risks to the economy as "roughly equal" and continues to indicate that an accommodative policy can be maintained for a "considerable period." This, in turn, has kept interest rates in the very front end of the yield curve fairly stable.

A recap of interest rate movements on U.S. Treasury Bellwethers for the year is provided below:

U.S. TREASURY BELLWETHERS (%)
-----------------------------
                        DECEMBER 31,2002      SEPTEMBER 30, 2003    CHANGE
                        ----------------      ------------------    ------

2-YEAR                        1.59                   1.45           -.14
5-YEAR                        2.73                   2.83           +.09
10-YEAR                       3.81                   3.94           +.12
30-YEAR                       4.78                   4.88           +.10

The improving economic landscape has carried over into an increase in market participant's appetite for risk. All the major sectors of the fixed income market have posted positive returns year-to-date through September 30th with the Credit sector posting the largest gains. Within the credit markets performance continues to be highly dependant on quality and issue selection. Lower quality, higher beta issuers continue to provide the highest absolute performance.

A look at spread movements and sector returns is provided below:

YTD CHANGE IN SPREADS RELATIVE TO TREASURIES (IN BASIS POINTS)
--------------------------------------------------------------


CREDIT INDEX               -64
TELECOM                   -108
ENERGY                     -42
MEDIA                     -124
ELECTRICS                 -121
BANKS                      -33
FINANCE COMPANIES          -81
AUTOS                     -104
SOV, SUP & CANADIANS       -20
 AA+                       -32
A                          -81
BBB                       -100


 SECTOR RETURNS:                           YTD 2003 (%)
 ---------------                           ------------

U.S. AGGREGATE                                 3.78
U.S. INTERMEDIATE GOV/CREDIT                   4.23
U.S. TREASURY                                  2.79
U.S. AGENCY                                    2.84
U.S. MORTGAGE-BACKED                           2.11
U.S. ASSET-BACKED                              3.68
U.S. CREDIT                                    7.17

PORTFOLIO REVIEW AND OUTLOOK
----------------------------

During the year we have maintained a slightly short duration posture relative to the Lehman Intermediate Government/Credit Index and an overweight to the spread sectors of the fixed income markets (Corporate and Asset-Backed securities). The decline in interest rates and broad tightening of credit spreads during the year has benefited portfolio performance relative to our mandated benchmark. Year-to-date through September 30th, Class A shares of the Fund achieved a 4.38% return (without regard to sales charges), relative to the Index which returned 4.23% for the same period.

We believe that economic conditions should continue to improve going forward. Bond yields most likely reached their low in early June and we look for moderately higher interest rates in the coming months and thus we will maintain our short duration relative to the index. The spread sectors (Corporate and Asset-Backed securities) should hold up well, and we will maintain our overweight, as improving fundamentals, supply dynamics and investor's continued search for yield should help support these sectors.



                                      AMSTAR TOTAL RETURN FUND

                  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
        AMSTAR TOTAL RETURN FUND(a) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX


            Amstar Total Return Fund                   Lehman Brothers Intermediate Government/Credit Index
            ------------------------                   ----------------------------------------------------
    12/31/2002                        9,525                  12/31/2002                     10,000
     1/31/2003         0.34%          9,557                   1/31/2003      -0.01%          9,999
     2/28/2003         1.40%          9,691                   2/28/2003       1.41%         10,140
     3/31/2003        -0.02%          9,689                   3/31/2003       0.10%         10,150
     4/30/2003         0.79%          9,766                   4/30/2003       0.76%         10,227
     5/31/2003         1.79%          9,941                   5/31/2003       2.01%         10,433
     6/30/2003         0.00%          9,941                   6/30/2003      -0.07%         10,426
     7/31/2003        -2.52%          9,690                   7/31/2003      -2.72%         10,142
     8/31/2003         0.20%          9,710                   8/31/2003       0.24%         10,166
     9/30/2003         2.39%          9,942                   9/30/2003       2.53%         10,424


===============================================

          AMSTAR TOTAL RETURN FUND
              TOTAL RETURNS(b)
   (FOR THE PERIOD ENDED SEPTEMBER 30, 2003)

                 Since Inception(c)
                 ------------------
   Class A             (0.60)%
   Class C             (0.84)%

===============================================


Past performance is not predictive of future performance.



(a) The line graph above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 4.75%.

(b) The total returns shown are not annualized and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Class A shares and Class C shares commenced operations on December 31, 2002 and May 19, 2003, respectively.

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                             AMSTAR HIGH YIELD FUND

High yield investors saw excellent returns in 2003. In fact, this year is shaping up to have the second best performance in the asset class' recent history. The performance was driven by the record spreads-to-treasury levels exhibited at the beginning of the fourth quarter of last year. Investors finally recognized the great value in high yield bonds and drove up prices continuously over the past twelve months.

Spreads-to-treasuries tightened by 350 basis points during 2003 to 500 off the curve. Mutual fund flows were massive as well with $18.3 billion in new assets over nine months. The new issue market saw heavy activity as high yield issuers and investment bankers took advantage of the significantly increased demand for high yield paper. This was achieved despite substantial uncertainties in advance of and during the war in Iraq. New issue volume totaled $114 billion in the first nine months of the year. This means that new issuance this year would be the second highest ever and may even break the all time record set in 1998.

Outperforming industries year-to-date include utilities, telecommunications, cable technology and airlines while notable underperformers were healthcare, gaming/lodging, basic industries and textile/apparel. The High Yield Fund's portfolio benefited from the overweighting of the cable and other media related industries and the underweighting of basic industries and healthcare. This was offset by underweighting the utilities and airline industries. Some of the Fund's best performers during the period include Comforce, Charter Communications and US Unwired while underperformers include Polyone and Panamsat.

Earnings estimates and default risk continue to look favorable for the asset class going forward. However, we expect most of the gains in the fourth quarter to come from coupon income rather than capital gains. In the current environment, security selection is of utmost importance and is where most of the added value is.


                                     AMSTAR HIGH YIELD FUND

                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
        AMSTAR HIGH YIELD FUND(a) AND THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX


             Amstar High Yield Fund                     Lehman Brothers U.S. Corporate High Yield Index
             ----------------------                     -----------------------------------------------
    12/31/2002                        9,525                  12/31/2002                     10,000
     1/31/2003         0.00%          9,525                   1/31/2003       3.33%         10,333
     2/28/2003         0.00%          9,525                   2/28/2003       1.23%         10,460
     3/31/2003         0.00%          9,525                   3/31/2003       2.88%         10,761
     4/30/2003         0.00%          9,525                   4/30/2003       5.93%         11,399
     5/31/2003         0.00%          9,525                   5/31/2003       1.03%         11,517
     6/30/2003         0.75%          9,596                   6/30/2003       2.88%         11,849
     7/31/2003         0.30%          9,625                   7/31/2003      -1.10%         11,718
     8/31/2003         1.83%          9,801                   8/31/2003       1.15%         11,853
     9/30/2003         0.82%          9,881                   9/30/2003       2.73%         12,177


===========================================
          AMSTAR HIGH YIELD FUND
             TOTAL RETURNS(b)
(FOR THE PERIOD ENDED SEPTEMBER 30, 2003)

                   Since Inception(c)
   Class A              (1.20)%
   Class C                0.16%

===========================================

Past performance is not predictive of future performance.



(a) The line graph above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 4.75%.

(b) The total returns shown are not annualized and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Class A shares and Class C shares commenced operations on December 31, 2002 and June 19, 2003, respectively.

AMSTAR VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
================================================================================
  SHARES       COMMON STOCKS - 92.3%                                     VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 16.1%
    145        Cedar Fair, L.P.                                       $  4,060
    722        ChipPAC, Inc. - Class A (a)                               4,252
  1,040        Circuit City Stores, Inc.                                 9,911
     53        Columbia Sportswear Co. (a)                               2,796
    384        GameStop Corp. - Class A (a)                              6,106
    402        Gymboree Corp. (a)                                        5,664
    290        Hughes Supply, Inc.                                       9,410
     45        Lear Corp. (a)                                            2,369
    120        Leggett & Platt, Inc.                                     2,596
    175        Liz Claiborne, Inc.                                       5,959
    125        Manpower, Inc.                                            4,637
     60        Omnicom Group, Inc.                                       4,311
    170        Reebok International Ltd.                                 5,683
  1,135        Restoration Hardware, Inc. (a)                            6,594
    390        Ruby Tuesday, Inc.                                        9,403
    225        Staples, Inc. (a)                                         5,344
    240        TJX Cos., Inc. (The)                                      4,661
                                                                    ----------
                                                                        93,756
                                                                    ----------

               CONSUMER STAPLES - 1.0
    136        Universal Corp.                                           5,730
                                                                    ----------

               ENERGY - 8.6%
    291        Airgas, Inc.                                              5,180
    180        Black Hills Corp.                                         5,555
  1,000        Calpine Corp. (a)                                         4,890
    132        Devon Energy Corp.                                        6,361
    135        Nabors Industries Ltd. (a)                                5,030
    282        Pioneer Natural Resources Co. (a)                         7,180
    190        Premcor, Inc. (a)                                         4,402
    425        Pride International, Inc. (a)                             7,204
    447        Superior Energy Services, Inc. (a)                        4,380
                                                                    ----------
                                                                        50,182
                                                                    ----------

               FINANCIALS - 19.5%
     43        Affiliated Managers Group, Inc. (a)                       2,700
     40        Ambac Financial Group, Inc.                               2,560
     30        Bear Stearns Cos., Inc. (The)                             2,244
    163        Compass Bancshares, Inc.                                  5,637
    131        Delphi Financial Group, Inc. - Class A                    6,094
    322        Doral Financial Corp.                                    15,134
     98        Everest Re Group, Ltd.                                    7,366
    115        First American Corp.                                      2,864
    167        Hawthorne Financial Corp. (a)                             6,707
    243        IPC Holdings, Ltd.                                        8,505
    100        Legg Mason, Inc.                                          7,220

AMSTAR VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
SEPTEMBER 30, 2003
================================================================================

  SHARES       COMMON STOCKS - 92.3% (continued)                         VALUE
--------------------------------------------------------------------------------
               FINANCIALS - 19.5% (continued)
     75        Lehman Brothers Holdings, Inc.                         $  5,181
    279        MBNA Corp.                                                6,361
    236        Platinum Underwriters Holdings, Ltd.                      6,632
    313        Scottish Annuity & Life Holdings, Ltd.                    7,559
    222        SouthTrust Corp.                                          6,524
    154        State Street Corp.                                        6,930
    167        T. Rowe Price Group, Inc.                                 6,890
                                                                    ----------
                                                                       113,108
                                                                    ----------

               HEALTH CARE - 3.9%
    400        Covance, Inc. (a)                                         8,952
    196        Omnicare, Inc.                                            7,068
    100        Owens & Minor, Inc.                                       2,410
     57        WellPoint Health Networks, Inc. (a)                       4,394
                                                                    ----------
                                                                        22,824
                                                                    ----------

               INDUSTRIALS - 18.7%
  1,610        ABX Air, Inc. (a)                                         3,993
    120        Alliant Techsystems, Inc. (a)                             5,766
    200        A.O. Smith Corp.                                          5,602
     40        Beazer Homes USA, Inc. (a)                                3,376
    370        Covenant Transport, Inc. - Class A (a)                    6,808
     70        Danaher Corp.                                             5,170
    380        EGL, Inc. (a)                                             6,909
    272        Genesee & Wyoming, Inc. - Class A (a)                     6,449
     95        Hovnanian Enterprises, Inc. - Class A (a)                 6,115
     98        Ingersoll-Rand Co. - Class A                              5,237
    100        J.B. Hunt Transport Services, Inc. (a)                    2,602
    138        Parker-Hannifin Corp.                                     6,169
     50        Phelps Dodge Corp. (a)                                    2,340
    125        Polaris Industries, Inc.                                  9,269
    129        PPG Industries, Inc.                                      6,736
     96        Precision Drilling Corp. (a)                              3,615
    310        Terex Corp. (a)                                           5,744
    407        United Defense Industries, Inc. (a)                      11,555
    172        UTI Worldwide, Inc.                                       5,251
                                                                    ----------
                                                                       108,706
                                                                    ----------

               INFORMATION TECHNOLOGY - 15.6%
    150        BMC Software, Inc. (a)                                    2,089
    467        Brooks Automation, Inc. (a)                               9,760
    966        Covad Communications Group, Inc. (a)                      5,342
    287        DuPont Photomasks, Inc. (a)                               6,518
    420        Flextronics International Ltd. (a)                        5,956
    220        Intersil Corp. - Class A                                  5,236
    429        Knight Trading Group, Inc. (a)                            4,912
    135        L-3 Communications Holdings, Inc. (a)                     5,839

AMSTAR VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
SEPTEMBER 30, 2003
================================================================================

  SHARES       COMMON STOCKS - 92.3% (continued)                         VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 15.6% (Continued)
  1,815        Mediacom Communications Corp. (a)                      $ 12,160
    510        MEMC Electronic Materials, Inc. (a)                       5,564
    445        NetIQ Corp.(a)                                            5,313
    130        Novellus Systems, Inc. (a)                                4,388
    983        Skyworks Solutions, Inc. (a)                              8,945
    163        Take-Two Interactive Software, Inc. (a)                   5,570
    570        Wind River Systems, Inc. (a)                              3,243
                                                                    ----------
                                                                        90,835
                                                                    ----------
               MATERIALS - 5.7%
    575        Chesapeake Energy Corp.                                   6,198
    185        Pactiv Corp. (a)                                          3,752
    720        Pope & Talbot, Inc.                                      10,886
    103        Praxair, Inc.                                             6,381
    130        Sealed Air Corp. (a)                                      6,140
                                                                    ----------
                                                                        33,357
                                                                    ----------

               REAL ESTATE INVESTMENT TRUSTS - 0.9%
    358        American Financial Realty Trust                           5,048
                                                                    ----------

               TELECOMMUNICATIONS SERVICES - 1.5%
    750        TALK America Holdings, Inc. (a)                           8,558
                                                                    ----------

               UTILITIES - 0.8%
    130        Cinergy Corp.                                             4,771
                                                                    ----------


               TOTAL COMMON STOCKS (Cost $481,084)                   $ 536,875
                                                                    ----------


================================================================================

  SHARES       MONEY MARKETS - 9.1%                                      VALUE
--------------------------------------------------------------------------------
  52,629       SEI Daily Income Trust Government - Class B
                (Cost $52,629)                                        $ 52,629
                                                                    ----------

               TOTAL INVESTMENTS AT VALUE - 101.4%
                (Cost $533,713)                                      $ 589,504

               LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4%)           (8,003)
                                                                    ----------

               NET ASSETS - 100.0%                                   $ 581,501
                                                                    ==========

(a) Non-income producing security.



See accompanying notes to financial statements.

AMSTAR TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
================================================================================

  PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS - 24.5%              VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES - 12.3%
   205,000     2.00%, due 08/31/05                                    $207,210
   125,000     2.375%, due 08/15/06                                    126,733
   130,000     3.00%, due 02/15/08                                     132,244
   135,000     2.625%, due 05/15/08                                    134,647
    10,000     3.625%, due 05/15/13                                      9,815
    50,000     4.25%, due 08/15/13                                      51,256
                                                                    ----------
                                                                       661,905
                                                                    ----------
               FEDERAL FARM CREDIT BANK - 1.0%
    50,000     2.375%, due 10/02/06                                     50,266
                                                                    ----------

               FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.6%
   225,000     2.875%, due 09/15/05                                    230,381
    80,000     4.00%, due 10/29/07                                      81,675
    90,000     6.25%, due 03/05/12                                      97,851
                                                                    ----------
                                                                       409,907
                                                                    ----------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.6%
   125,000     5.25%, due 08/01/12                                     130,783
    60,000     4.75%, due 02/21/13                                      60,397
                                                                    ----------
                                                                       191,180
                                                                    ----------

               TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                (Cost $1,296,778)                                  $ 1,313,258
                                                                    ----------

================================================================================

 PAR VALUE     MORTGAGE-BACKED SECURITIES - 7.2%                         VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.4%
  $ 65,000     2.55%, due 08/15/07                                    $ 64,886
   114,904     5.50%, due 12/15/17                                     118,926
                                                                    ----------
                                                                       183,812
                                                                    ----------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.4%
    71,154     5.50%, due 05/25/33                                      72,633
                                                                    ----------

               OTHER MORTGAGE-BACKED SECURITIES - 2.4%
    75,000       Bear Stearns Commercial Mortgage Securities,
                  7.08%, due 06/15/09                                   86,829
    38,436       JP Morgan Chase Commercial Mortgage Securities,
                  5.288%, due 03/15/33                                  40,056
                                                                    ----------
                                                                       126,885
                                                                    ----------

               TOTAL MORTGAGE-BACKED SECURITIES (Cost $381,376)      $ 383,330
                                                                    ----------

AMSTAR TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (Continued)
SEPTEMBER 30, 2003
================================================================================
 PAR VALUE     ASSET-BACKED SECURITIES - 8.9%                            VALUE
--------------------------------------------------------------------------------
 $ 115,000     Americredit Automobile Receivables Trust,
                5.37%, due 06/12/08                                  $ 119,268
    70,000     Drive Auto Receivables Trust, 2.41%, due 04/16/07        70,943
    95,000     Franklin Auto Trust, 2.27%, due 05/20/11                 94,477
    75,000     Long Beach Auto Receivables Trust, 2.021%,
                due 07/15/07                                            75,542
    70,005     Navistar Financial Corp. Owner Trust, 7.34%,
                due 01/15/07                                            70,518
    46,388     Union Acceptance Corp., 6.85%, due 02/08/06              47,113
                                                                    ----------

               TOTAL ASSET-BACKED SECURITIES (Cost $478,741)         $ 477,861
                                                                    ----------

================================================================================
 PAR VALUE     CORPORATE BONDS - 55.5%                                   VALUE
--------------------------------------------------------------------------------
               FINANCE - 36.1%
               Bank of America Corp.,
 $ 140,000       6.50%, due 03/15/06                                 $ 153,984
                                                                    ----------

               Bear Stearns Co., Inc.,
    85,000     3  .00%, due 03/30/06                                    86,957
                                                                    ----------

               Boeing Capital Corp.,
    60,000       5.75%, due 02/15/07                                    64,950
                                                                    ----------

               Chubb Corp.,
    95,000       5.20%, due 04/01/13                                    97,393
                                                                    ----------

               Citigroup, Inc.,
   100,000     4.875%, due 05/07/15                                     99,444
                                                                    ----------

               CIT Group, Inc.,
   100,000       7.375%, due 04/02/07                                  114,593
                                                                    ----------

               Countrywide Home Loans, Inc.,
   125,000       5.625%, due 05/15/07                                  135,612
                                                                    ----------

               Credit Suisse First Boston USA, Inc.,
    55,000       5.50%, due 08/15/13                                    57,286
                                                                    ----------

               First Union National Bank,
    70,000       7.125%, due 10/15/06                                   80,432
                                                                    ----------

               Ford Motor Credit Co.,
    80,000       6.875%, due 02/01/06                                   85,105
    95,000       7.00%, due 10/01/13                                    95,603
                                                                    ----------
                                                                       180,708
                                                                    ----------

               GE Global Insurance Holding Corp.,
   100,000       7.50%, due 06/15/10                                   117,323
                                                                    ----------

AMSTAR TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (Continued)
SEPTEMBER 30, 2003
================================================================================
 PAR VALUE     CORPORATE BONDS - 55.5% (Continued)                       VALUE
--------------------------------------------------------------------------------
               FINANCE - 36.1% (Continued)
               General Motors Acceptance Corp.,
 $ 100,000       6.15%, due 04/05/07                                 $ 105,897
                                                                    ----------

               Household Finance Corp.,
    50,000       6.40%, due 06/17/08                                    56,119
                                                                    ----------

               International Lease Finance Corp.,
   110,000       4.35%, due 09/15/08                                   113,439
                                                                    ----------

               Lehman Brothers Holdings, Inc.,
   100,000       4.00%, due 01/22/08                                   102,953
                                                                    ----------

               National Rural Utilities Cooperative Finance Corp.,
    80,000       3.25%, due 10/01/07                                    80,536
                                                                    ----------

               Royal Bank of Scotland Group PLC,
   100,000       6.40%, due 04/01/09                                   114,745
                                                                    ----------

               Washington Mutual, Inc.,
    95,000       4.375%, due 01/15/08                                   98,521
                                                                    ----------

               Wells Fargo Co.,
    75,000       3.12%, due 08/15/08                                    74,719
                                                                    ----------

    TOTAL FINANCE CORPORATE BONDS                                    1,935,611
                                                                    ----------

               INDUSTRIAL - 12.3%
               Amerada Hess Corp.,
   105,000       5.90%, due 08/15/06                                   113,188
                                                                    ----------

               BAE Systems 2001 Asset Trust,
   113,498       6.664%, due 09/15/13                                  127,137
                                                                    ----------

               Bristol Myers Squibb Co.,
   100,000       5.75%, due 10/01/11                                   108,735
                                                                    ----------

               Diageo Capital PLC,
   100,000       3.375%, due 03/20/08                                  100,814
                                                                    ----------

               Kellogg Co.,
   110,000       2.875%, due 06/01/08                                  108,039
                                                                    ----------

               Wyerhaeuser Co.,
   100,000       5.50%, due 03/15/05                                   105,024
                                                                    ----------

    TOTAL INDUSTRIAL CORPORATE BONDS                                   662,937
                                                                    ----------

AMSTAR TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (Continued)
SEPTEMBER 30, 2003
================================================================================
 PAR VALUE     CORPORATE BONDS - 55.5% (Continued)                       VALUE
--------------------------------------------------------------------------------
               UTILITY - 7.1%
               British Telecommunications PLC,
  $ 50,000       7.875%, due 12/15/05                                 $ 55,894
                                                                    ----------

               Comcast Cable Communications, Inc.,
    55,000       6.20%, due 11/15/08                                    60,781
                                                                    ----------

               France Telecommuncations SA,
   110,000       8.45%, due 03/01/06                                   124,455
                                                                    ----------

               GTE California, Inc.,
    45,000       7.65%, due 03/15/07                                    52,328
                                                                    ----------

               Verizon New Jersey, Inc.,
    80,000       5.875%, due 01/17/12                                   86,843
                                                                    ----------

               TOTAL UTILITY CORPORATE BONDS                           380,301
                                                                    ----------

               TOTAL CORPORATE BONDS (Cost $2,943,164)             $ 2,978,849
                                                                    ----------

================================================================================
    SHARES     MONEY MARKETS  - 3.6%                                     VALUE
--------------------------------------------------------------------------------
   195,291     SEI Daily Income Trust Government - Class B
                (Cost $195,291)                                      $ 195,291
                                                                    ----------

               TOTAL INVESTMENTS AT VALUE - 99.7%
                (Cost $5,295,350)                                  $ 5,348,589

               OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%             17,468
                                                                    ----------

               NET ASSETS - 100.0%                                 $ 5,366,057
                                                                    ==========






See accompanying notes to financial statements.

AMSTAR HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
================================================================================

    SHARES     MONEY MARKETS - 40.8%                                     VALUE
--------------------------------------------------------------------------------
   171,049     SEI Daily Income Trust Government - Class B
                (Cost $171,049)                                     $  171,049
                                                                  ------------

               TOTAL INVESTMENTS AT VALUE (Cost $171,049)           $  171,049

               OTHER ASSETS IN EXCESS OF LIABILITIES - 59.2%           248,569
                                                                  ------------

               NET ASSETS - 100.0%                                  $  419,618
                                                                  ============



See accompanying notes to financial statements.


AMSTAR INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003
=====================================================================================================================
                                                                      AMSTAR           AMSTAR            AMSTAR
                                                                       VALUE        TOTAL RETURN       HIGH YIELD
                                                                       FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
     Investment securities:
         At acquisition cost                                        $ 533,713        $5,295,350          $ 171,049
                                                                 =============     =============     ==============
         At market value (Note 1)                                   $ 589,504        $5,348,589          $ 171,049
     Cash                                                                  13                 -                  -
     Dividends and interest receivable                                    350            47,465              7,309
     Receivable for investment securities sold                          2,382           275,721            241,816
     Receivable from Manager (Note 3)                                  12,116            15,120                  -
     Other assets                                                       2,416               818                  -
                                                                 -------------     -------------     --------------
         Total Assets                                                 606,781         5,687,713            420,174
                                                                 -------------     -------------     --------------

LIABILITIES
     Dividends payable                                                      -                16                556
     Payable for investment securities purchased                        9,717           290,078                  -
     Payable to Administrator (Note 3)                                  6,700             6,500                  -
     Other accrued expenses and liabilities                             8,863            25,062                  -
                                                                 -------------     -------------     --------------
         Total Liabilities                                             25,280           321,656                556
                                                                 -------------     -------------     --------------

NET ASSETS                                                          $ 581,501        $5,366,057          $ 419,618
                                                                 =============     =============     ==============

NET ASSETS CONSIST OF:
     Paid-in capital                                                $ 516,881        $5,232,073          $ 418,109
     Undistributed net investment income                                    -             4,544                 31
     Undistributed net realized gains from
         security transactions                                          8,829            76,201              1,478
     Net unrealized appreciation on investments                        55,791            53,239                  -
                                                                 -------------     -------------     --------------
         Total net assets                                           $ 581,501        $5,366,057          $ 419,618
                                                                 =============     =============     ==============

PRICING OF CLASS A SHARES
     Net assets applicable to Class A shares                        $ 500,733        $5,304,536          $ 297,962
                                                                 =============     =============     ==============
     Shares of beneficial interest outstanding (unlimited
         number of shares authorized, no par value)                    35,989         1,033,910             59,089
                                                                 =============     =============     ==============
     Net asset value and redemption price per share (Note 1)          $ 13.91            $ 5.13             $ 5.04
                                                                 =============     =============     ==============
     Maximum offering price per share (Note 1)                        $ 14.60            $ 5.39             $ 5.29
                                                                 =============     =============     ==============

PRICING OF CLASS C SHARES
     Net assets applicable to Class C shares                         $ 80,768          $ 61,521          $ 121,656
                                                                 =============     =============     ==============
     Shares of beneficial interest outstanding (unlimited
         number of shares authorized, no par value)                     5,817            11,965             24,077
                                                                 =============     =============     ==============
     Net asset value and offering price per share (a) (Note 1)
                                                                      $ 13.88            $ 5.14             $ 5.05
                                                                 =============     =============     ==============

(a) Redemption price varies based on length of time held.

See accompanying notes to financial statements.


AMSTAR INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003 (a)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 AMSTAR            AMSTAR            AMSTAR
                                                                                  VALUE         TOTAL RETURN       HIGH YIELD
                                                                                  FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                                                   $     4,081        $   1,472          $    133
    Interest                                                                             -           136,029             9,204
                                                                             --------------    --------------    --------------
        Total investment income                                                      4,081           137,501             9,337
                                                                             --------------    --------------    --------------

EXPENSES
    Fund accounting fees (Note 3)                                                   29,572            22,408            10,357
    Professional fees                                                               32,878            21,300             6,900
    Administration fees (Note 3)                                                    24,000            18,000             8,000
    Transfer agent fees - Common (Note 3)                                            7,750                 -                 -
    Transfer agent fees - Class A (Note 3)                                           5,000             9,000             4,000
    Transfer agent fees - Class C (Note 3)                                           4,000             3,000             2,750
    Organization expenses (Note 1)                                                       -            16,278            16,278
    Management fees (Note 3)                                                         3,100            23,169               930
    Custodian fees                                                                  11,184             4,019             1,499
    Distribution fees - Class A (Note 4)                                               693             9,644                 -
    Distribution fees - Class C (Note 4)                                                77                32                 -
    Registration and filing fees - Common                                            7,138               607             1,125
    Registration and filing fees - Class A                                               -               500                 -
    Pricing fees                                                                     2,550             4,800             1,273
    Postage and supplies                                                             6,065             1,639               770
    Insurance expense                                                                3,917             3,917             1,567
    Trustees' fees and expenses                                                      1,447             1,447             1,447
    Shareholder servicing plan fees - Class A (Note 4)                                 277             3,857                 -
    Shareholder servicing plan fees - Class C (Note 4)                                  26                10                 -
    Printing of shareholder reports                                                    249               249               249
    Other expenses                                                                   5,041             2,337             1,087
                                                                             --------------    --------------    --------------
        Total expenses                                                             144,964           146,213            58,232
    Fees waived and expenses reimbursed by the Adviser (Note 3)                   (131,406)          (81,556)          (51,482)
    Class A expenses waived/reimbursed by the Adviser (Note 3)                      (5,169)          (13,357)           (4,000)
    Class C expenses waived/reimbursed by the Adviser (Note 3)                      (4,000)           (3,000)           (2,750)
                                                                             --------------    --------------    --------------
        Net expenses                                                                 4,389            48,300                 -
                                                                             --------------    --------------    --------------

NET INVESTMENT INCOME (LOSS)                                                          (308)           89,201             9,337
                                                                             --------------    --------------    --------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net realized gains from security transactions                                   12,993            80,436             1,478
    Net change in unrealized appreciation/depreciation
        on investments                                                              74,599            53,239                 -
                                                                             --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                    87,592           133,675             1,478
                                                                             --------------    --------------    --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                        $ 87,284         $ 222,876          $ 10,815
                                                                             ==============    ==============    ==============


(a) Except for the Amstar Total Return Fund and Amstar High Yield Fund, which represent the period from the commencement of operations (December 31, 2002) through September 30, 2003.

See accompanying notes to financial statements.


AMSTAR INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AMSTAR            AMSTAR
                                                                          AMSTAR VALUE                 TOTAL RETURN       HIGH YIELD
                                                                              FUND                         FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Year               Year               Period           Period
                                                                    Ended             Ended               Ended             Ended
                                                                  Sept. 30           Sept. 30           Sept. 30,          Sept. 30,
                                                                    2003               2002               2003(a)          2003(a)
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income (loss)                                  $    (308)        $   2,332         $   89,201          $   9,337
    Net realized gains (losses) from
     security transactions                                           12,993            (2,825)            80,436              1,478
    Net change in unrealized appreciation/depreciation
      on investments                                                 74,599           (37,762)            53,239                  -
                                                            ---------------   ---------------   ----------------  -----------------
Net increase (decrease) in net assets from operations                87,284           (38,255)           222,876             10,815
                                                            ---------------   ---------------   ----------------  -----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class A                             (1,804)           (1,728)           (88,802)            (8,404)
    From net investment income - Class C                                  -                 -                (90)              (902)
    From net realized gains from security transactions               (1,062)           (9,306)                 -                  -
                                                             ---------------   ---------------   ----------------  -----------------
Net decrease in net assets from distributions
      to shareholders                                                (2,866)          (11,034)           (88,892)            (9,306)
                                                             ---------------   ---------------   ----------------  -----------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
    Proceeds from shares sold                                        90,688           209,819          5,083,232            287,719
    Net asset value of shares issued in
     reinvestment of distributions to shareholders                    2,866            11,034             88,706              7,848
    Payments for shares redeemed                                        (80)                -                (55)              (105)
                                                             ---------------   ---------------   ----------------  -----------------
Net increase in net assets from Class A share transactions           93,474           220,853          5,171,883            295,462
                                                             ---------------   ---------------   ----------------  -----------------

CLASS C
    Proceeds from shares sold                                        80,592                 -             60,100            167,200
    Net asset value of shares issued in reinvestment of
      distributions to shareholders                                       -                 -                 90                743
    Payments for shares redeemed                                          -                 -                  -            (45,296)
                                                             ---------------   ---------------   ----------------  -----------------
Net increase in net assets from Class C
 share transactions                                                  80,592                 -             60,190            122,647
                                                            ---------------   ---------------   ----------------  -----------------

TOTAL INCREASE IN NET ASSETS                                        258,484           171,564          5,366,057            419,618

NET ASSETS
    Beginning of period                                             323,017           151,453                  -                  -
                                                            ---------------   ---------------   ----------------  -----------------
    End of period                                                 $ 581,501         $ 323,017        $ 5,366,057          $ 419,618
                                                            ===============   ===============   ================  =================

UNDISTRIBUTED NET INVESTMENT INCOME                               $       -         $   1,804            $ 4,544               $ 31
                                                            ===============   ===============   ================  =================

SUMMARY OF FUND SHARE ACTIVITY:
CLASS A
    Shares sold                                                       6,269            17,583          1,016,475             57,544
    Shares reinvested                                                   268               793             17,446              1,566
    Shares redeemed                                                     (6)                -                (11)               (21)
                                                            ---------------   ---------------   ----------------  -----------------
    Net increase in shares outstanding                                6,531            18,376          1,033,910             59,089
    Shares outstanding, beginning of period                          29,458            11,082                  -                  -
                                                            ---------------   ---------------   ----------------  -----------------
    Shares outstanding, end of period                                35,989            29,458          1,033,910             59,089
                                                            ===============   ===============   ================  =================

CLASS C
    Shares sold                                                       5,817                 -             11,948             32,708
    Shares reinvested                                                     -                 -                 17                147
    Shares redeemed                                                       -                 -                  -             (8,778)
                                                            ---------------   ---------------   ----------------  -----------------
    Net increase in shares outstanding                                5,817                 -             11,965             24,077
    Shares outstanding, beginning of period                             -                   -                  -                  -
                                                            ---------------   ---------------   ----------------  -----------------
    Shares outstanding, end of period                                 5,817                 -             11,965             24,077
                                                            ===============   ===============   ================  =================


(a) Represents the period from the commencement of operations (December 31, 2002) through September 30, 2003.

See accompanying notes to financial statements.


AMSTAR VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
===============================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------------

                                                               YEAR              YEAR               YEAR             PERIOD
                                                               ENDED             ENDED              ENDED             ENDED
                                                             SEPT. 30,         SEPT. 30,          SEPT. 30,          SEPT. 30,
                                                                2003             2002               2001             2000 (a)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Net asset value at beginning of period                         $ 10.97            $ 13.67           $ 15.46            $ 10.00
                                                        ---------------     --------------    --------------    ---------------

Income (loss) from investment operations:
     Net investment income (loss)                                (0.01)(b)           0.08              0.13               0.15
     Net realized and unrealized gains (losses)
         on investments                                           3.05              (1.98)             0.40               5.31
                                                        ---------------     --------------    --------------    ---------------
Total from investment operations                                  3.04              (1.90)             0.53               5.46
                                                        ---------------     --------------    --------------    ---------------

Less distributions:
     Distributions from net investment income                    (0.06)             (0.13)            (0.18)                 -
     Distributions from net realized gains                       (0.04)             (0.67)            (2.14)                 -
                                                        ---------------     --------------    --------------    ---------------
Total distributions                                              (0.10)             (0.80)            (2.32)                 -
                                                        ---------------     --------------    --------------    ---------------

Net asset value at end of period                               $ 13.91            $ 10.97           $ 13.67            $ 15.46
                                                        ===============     ==============    ==============    ===============

TOTAL RETURN                                                    27.95% (c)        (15.15%)            2.92%             54.60%
                                                        ===============     ==============    ==============    ===============

Net assets at end of period                                  $ 500,733          $ 323,017         $ 151,453          $ 147,169
                                                        ===============     ==============    ==============    ===============

Ratio of expenses to average net assets:
     Before expense reimbursement and waived fees               40.05%             56.06%            80.71%             89.12%
     After expense reimbursement and waived fees                 1.32%              0.00%             0.00%              0.00%

Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement and waived fees              (38.95%)           (54.95%)          (79.65%)           (87.75%)
     After expense reimbursement and waived fees                (0.22%)             1.12%             1.06%              1.37%

Portfolio turnover rate                                           116%               198%              183%               272%

(a) Represents the period from the commencement of operations (October 2, 1999) through September 30, 2000.

(b)  Calculated using weighted average shares outstanding during the year.

(c)  Total return shown excludes the effect of applicable sales load.

See accompanying notes to financial statements.


AMSTAR VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------
                                                                             PERIOD
                                                                             ENDED
                                                                            SEPT. 30,
                                                                            2003 (a)
--------------------------------------------------------------------------------------------
PER SHARE DATA

Net asset value at beginning of period                                        $ 12.02
                                                                        --------------

Income (loss) from investment operations:
     Net investment loss                                                        (0.03)(b)
     Net realized and unrealized gains on investments                            1.89
                                                                        --------------
         Total from investment operations                                        1.86
                                                                        --------------

Net asset value at end of period                                              $ 13.88
                                                                        ==============

TOTAL RETURN                                                                   15.47% (c)
                                                                        ==============

Net assets at end of period                                                  $ 80,768
                                                                        ==============

Ratio of expenses to average net assets:
     Before expense reimbursement and waived fees                              75.29% (d)
     After expense reimbursement and waived fees                                2.02% (d)

Ratio of net investment loss to average net assets:
     Before expense reimbursement and waived fees                             (74.19%)(d)
     After expense reimbursement and waived fees                               (0.92%)(d)

Portfolio turnover rate                                                          116%

(a) Represents the period from the commencement of operations (May 19, 2003) through September 30, 2003.

(b)  Calculated using weighted average shares outstanding during the period.

(c) Total return shown excludes the effect of applicable sales load and is not annualized.

(d)  Annualized.

See accompanying notes to financial statements.


AMSTAR TOTAL RETURN FUND - CLASS A
FINANCIAL HIGHLIGHTS

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------
                                                                            PERIOD
                                                                             ENDED
                                                                           SEPT. 30,
                                                                           2003 (a)
--------------------------------------------------------------------------------------------
PER SHARE DATA

Net asset value at beginning of period                                         $ 5.00
                                                                      ---------------

Income from investment operations:
     Net investment income                                                       0.09
     Net realized and unrealized gains on investments                            0.13
                                                                      ---------------
         Total from investment operations                                        0.22
                                                                      ---------------

Less distributions:
     Distributions from net investment income                                   (0.09)
                                                                      ---------------

Net asset value at end of period                                               $ 5.13
                                                                      ===============

TOTAL RETURN                                                                    4.38%(b)
                                                                      ===============

Net assets at end of period                                               $ 5,304,536
                                                                      ===============

Ratio of expenses to average net assets:
     Before expense reimbursement and waived fees                               3.69%(c)
     After expense reimbursement and waived fees                                1.25%(c)

Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement and waived fees                              (0.14%)(c)
     After expense reimbursement and waived fees                                2.30%(c)

Portfolio turnover rate                                                          299%(c)


(a) Represents the period from the commencement of operations (December 31, 2002) through September 30, 2003.

(b) Total return shown excludes the effect of applicable sales load and is not annualized.

(c)  Annualized.

See accompanying notes to financial statements.


AMSTAR TOTAL RETURN FUND - CLASS C
FINANCIAL HIGHLIGHTS

      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------
                                                                             PERIOD
                                                                             ENDED
                                                                           SEPT. 30,
                                                                           2003 (a)
--------------------------------------------------------------------------------------------
PER SHARE DATA

Net asset value at beginning of period                                         $ 5.16
                                                                       --------------

Income (loss) from investment operations:
     Net investment income                                                       0.03
     Net realized and unrealized losses on investments                          (0.02)
                                                                       --------------
         Total from investment operations                                        0.01
                                                                       --------------

Less distributions:
     Distributions from net investment income                                   (0.03)
                                                                       --------------

Net asset value at end of period                                               $ 5.14
                                                                       ==============

TOTAL RETURN                                                                    0.15%(b)
                                                                       ==============

Net assets at end of period                                                  $ 61,521
                                                                       ==============

Ratio of expenses to average net assets:
     Before expense reimbursement and waived fees                              72.74%(c)
     After expense reimbursement and waived fees                                1.96%(c)

Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement and waived fees                            (69.19%)(c)
     After expense reimbursement and waived fees                                1.59%(c)

Portfolio turnover rate                                                          299%(c)


(a) Represents the period from the commencement of operations (May 19, 2003) through September 30, 2003.

(b) Total return shown excludes the effect of applicable sales load and is not annualized.

(c)  Annualized.

See accompanying notes to financial statements.


AMSTAR HIGH YIELD FUND - CLASS A
FINANCIAL HIGHLIGHTS

        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------
                                                                            PERIOD
                                                                            ENDED
                                                                           SEPT. 30,
                                                                           2003 (a)
--------------------------------------------------------------------------------------------
PER SHARE DATA

Net asset value at beginning of period                                         $ 5.00
                                                                      ---------------

Income from investment operations:
     Net investment income                                                       0.14
     Net realized and unrealized gains on investments                            0.04
                                                                      ---------------
         Total from investment operations                                        0.18
                                                                      ---------------

Less distributions:
     Distributions from net investment income                                   (0.14)
                                                                      ---------------

Net asset value at end of period                                               $ 5.04
                                                                      ===============

TOTAL RETURN                                                                    3.74%(b)
                                                                      ===============

Net assets at end of period                                                 $ 297,962
                                                                      ===============

Ratio of expenses to average net assets:
     Before expense reimbursement and waived fees                              50.52%(c)
     After expense reimbursement and waived fees                                0.00%(c)

Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement and waived fees                            (42.08%)(c)
     After expense reimbursement and waived fees                                8.44%(c)

Portfolio turnover rate                                                          583%(c)



(a) Represents the period from the commencement of operations (December 31, 2002) through September 30, 2003.

(b) Total return shown excludes the effect of applicable sales load and is not annualized.

(c)  Annualized.

See accompanying notes to financial statements.


AMSTAR HIGH YIELD FUND - CLASS C
FINANCIAL HIGHLIGHTS

    SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------
                                                                         PERIOD
                                                                          ENDED
                                                                        SEPT. 30,
                                                                        2003 (a)
--------------------------------------------------------------------------------------------
PER SHARE DATA

Net asset value at beginning of period                                         $ 5.11
                                                                      ---------------

Income (loss) from investment operations:
     Net investment income                                                       0.12
     Net realized and unrealized losses on investments                          (0.06)
                                                                      ---------------
         Total from investment operations                                        0.06
                                                                      ---------------

Less distributions:
     Distributions from net investment income                                   (0.12)
                                                                      ---------------

Net asset value at end of period                                               $ 5.05
                                                                      ===============

TOTAL RETURN                                                                    1.14%(b)
                                                                      ===============

Net assets at end of period                                                 $ 121,656
                                                                      ===============

Ratio of expenses to average net assets:
     Before expense reimbursement and waived fees                              75.62%(c)
     After expense reimbursement and waived fees                                0.00%(c)

Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement and waived fees                             (67.18%)(c)
     After expense reimbursement and waived fees                                8.44%(c)

Portfolio turnover rate                                                          583%(c)


(a) Represents the period from the commencement of operations (June 19, 2003) through September 30, 2003.

(b) Total return shown excludes the effect of applicable sales load and is not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

AMSTAR INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Amstar Investment Trust (formerly Valenzuela Capital Trust) (the "Trust") was organized as a Delaware business trust on June 22, 1999. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Amstar Value Fund (formerly Val Cap Mid Cap Fund), Amstar Total Return Fund and Amstar High Yield Fund (collectively, the "Funds" and each individually, a "Fund") are each a series of the Trust. The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, the Amstar Value Fund issued in a private placement 5,000 shares of beneficial interest to its sub-adviser, Valenzuela Capital Partners LLC, ("VCP"), at $10.00 a share on October 2, 1999. Additionally, the Amstar Value Fund, in a secondary private placement, issued 4,521 shares of beneficial interest to a principal of VCP at $11.06 a share on January 17, 2000 and issued 10,795 shares at $11.10 a share on September 27, 2002 to the same principal.

     The Amstar Total Return Fund was capitalized on December 31, 2002, when its sub-adviser, MBIA Capital Management Corp. ("MBIA CMC"), purchased the initial shares of the Fund at $5.00 per share. The public offering of Class A shares of the Fund commenced on April 21, 2003. The public offering of Class C shares of the Fund commenced on May 19, 2003.

     The Amstar High Yield Fund was capitalized on December 31, 2002, when AMIC Distribution Partners, Inc., the parent company of the Fund's Investment Manager, Amstar Investment Management, LLC (the "Manager" or "Amstar"), purchased the initial shares of the Fund at $5.00 per share. The public offering of Class A shares of the Fund commenced on May 23, 2003. The Fund had no operations prior to the public offering of Class A shares except for the initial issuance of shares. The public offering of Class C shares commenced on June 19, 2003.

     Amstar Value Fund's investment objective is capital appreciation primarily through investments in common stocks of small to mid-capitalization companies. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a combination of small- and mid-capitalization companies.

     Amstar Total Return Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of fixed-income securities.

AMSTAR INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

     Amstar High Yield Fund's investment objective is to achieve a high level of income as its main objective. Capital appreciation is a secondary objective. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in non-investment grade debt securities rated below BBB by S&P or Baa by Moody's or the equivalent.

     Each Fund offers two classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 4.75%, a distribution fee of up to 0.25% and a shareholder servicing fee in an amount equal to 0.10% of the average daily net assets attributable to Class A shares) and Class C shares (currently sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase, an annual distribution fee of up to 0.75% and a shareholder servicing fee in an amount equal to 0.25% of average daily net assets attributable to Class C shares). Each class of shares represents an interest in the same assets of each Fund, has the same rights and is identical in all material respects except that (i) Class C shares bear the expense of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

     The following is a summary of the Funds' significant accounting policies:

     SECURITIES VALUATION - The Funds' portfolio securities are valued as of the close of regular trading of the New York Stock exchange, normally 4:00 p.m., Eastern time, on days the exchange is open. The Funds' securities are generally valued at current market prices. Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. Securities not traded or dealt in upon any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the mean of the current bid and asked prices. All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost, which the Board of Trustees has determined, represents fair value. If market quotations are not readily available, prices are based on a fair value estimate, determined in accordance with methods approved by the Funds' Board of Trustees.

     SHARE VALUATION - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of each Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of each Fund (effective December 31, 2002) is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class C shares is equal to the net asset value per share.

AMSTAR INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

     The redemption price per share of each class of shares of each Fund is equal to the net asset value per share, however, Class C shares are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities are amortized using the interest method.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Amstar Value Fund and are declared and paid monthly to shareholders of the Amstar Total Return Fund and Amstar High Yield Fund. With respect to each Fund, net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

     The tax character of distributions paid for the periods ended September 30, 2003 and 2002 was as follows:

                                                       Amstar Value                 Amstar Total        Amstar High
                                                           Fund                      Return Fund         Yield Fund
                                              --------------------------------     ----------------    ---------------
                                                   Year             Year               Period              Period
                                                   Ended            Ended               Ended              Ended
                                                 Sept.  30,       Sept. 30,           Sept. 30,           Sept. 30,
                                                   2003              2002               2003 (a)            2003(a)
                                              --------------    --------------     ----------------    ---------------
     Ordinary income - Class A                $   1,804         $   1,728           $   88,802          $   8,404
     Ordinary income - Class C                        -                 -                   90                902
     Long-term capital gains - Class A            1,062             9,306                 -                  -
                                              --------------    --------------     ----------------    ---------------
                                              $   2,866         $  11,034           $   88,892          $   9,306
                                              ==============    ==============     ================    ===============

(a) Represents the period from the commencement of operations  (December 31, 2002) through September 30, 2003.

     ALLOCATIONS BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

AMSTAR INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Amstar Total Return Fund and Amstar High Yield Fund and their initial public offerings of shares, principally professional fees, have been expensed and have been reimbursed by the Manager and are subject to recovery by the Manager pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY  TRANSACTIONS - Security  transactions  are accounted for on trade
     date.   The  cost  of   securities   sold  is   determined  on  a  specific
     identification basis.

     ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is computed on a tax basis for each item as of September 30, 2003:

                                                     Amstar Value         Amstar Total          Amstar High
                                                         Fund             Return Fund           Yield Fund
                                                   -----------------    -----------------     ----------------
     Cost of portfolio investments                   $   534,541          $  5,295,865          $  171,049
                                                   =================    =================     ================
     Gross unrealized appreciation                   $    68,395          $     63,340          $        -
     Gross unrealized depreciation                       (13,432)              (10,616)                  -
                                                   -----------------    -----------------     ----------------
     Net unrealized appreciation                     $    54,963          $     52,724                   -
     Undistributed ordinary income                             -          $     81,260               1,509
     Undistributed long-term gains                         9,657                     -                   -
                                                   -----------------    -----------------     ----------------
     Accumulated earnings                           $     64,620          $    133,984          $    1,509
                                                   =================    =================     ================

     The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Amstar Value Fund and Amstar Total Return Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States.

AMSTAR INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

     During the year ended September 30, 2003, the Amstar Value Fund utilized capital loss carryforwards of $1,071 to offset current year realized gains.

     RECLASSIFICATION  OF CAPITAL  ACCOUNTS - For the year ended  September  30,
     2003 the Amstar Value Fund reclassified net investment losses of $308 against paid-in capital on the Statements of Assets and Liabilities. For the year ended September 30, 2003, the Amstar Total Return Fund reclassified paydown losses of $4,544 from undistributed net investment income to undistributed net realized gains from security transactions on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

2.   INVESTMENTS

     The cost of purchases and proceeds from sales and  maturities of investment
     securities,   other  than  short-term   investments  and  U.S.   government
     securities, were as follows for the period ended September 30, 2003:

                                                  Amstar Value            Amstar Total              Amstar High
                                                     Fund                 Return Fund                Yield Fund
                                               ------------------    ---------------------      -------------------
     Purchases of investment securities          $   558,913            $   8,559,242              $   353,162
                                               ==================    =====================      ===================
     Proceeds from sales and maturities
       of investment securities                  $   416,271            $   4,832,549              $   355,982
                                               ==================    =====================      ===================

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain Trustees and officers of the Trust are affiliated with the Manager, Amstar Distributors, Inc. (the "Distributor") or Ultimus Fund Solutions, LLC ("Ultimus"). Such persons are not paid directly by the Trust for serving in those capacities.

     INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
     Under the terms of an investment management agreement effective December 4, 2002, between the Trust and the Manager, the Manager is entitled to receive fees from each Fund based on a percentage of the average daily net assets. The Amstar Value Fund and the Amstar High Yield Fund each pay the Manager a fee at the annual rate of 0.85% of its average daily net assets. The Amstar Total Return Fund pays the Manager a fee at the annual rate of 0.60% of its average daily net assets.

AMSTAR INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

     Prior to December 4, 2002, under the terms of an investment advisory agreement between the Trust and VCP, the Amstar Value Fund paid VCP a fee at the annual rate of 0.75% of its average daily net assets.

     VCP, effective December 4, 2002, has been retained by the Manager to manage the investments of the Amstar Value Fund. The Manager (not the Fund) pays VCP a fee for these services.

     MBIA CMC, effective December 31, 2002, has been retained by the Manager to manage the investments of the Amstar Total Return Fund. The Manager (not the Fund) pays MBIA CMC a fee for these services.

     Financial Management Advisors, Inc. ("FMA"), effective December 31, 2002, has been retained by the Manager to manage the investments of the Amstar High Yield Fund. The Manager (not the Fund) pays FMA a fee for these services.

     Pursuant to an Expense Limitation Agreement, effective December 4, 2002, the Manager has contractually agreed to limit operating expenses of each Fund ("Expense Cap"). The Expense Cap in any year with respect to a Fund is based on a percentage of the average daily net assets of the Fund. In connection with the Expense Cap, the Manager has agreed to waive management fees and/or reimburse expenses in order to limit total annual fund operating expenses for each Fund as follows: Amstar Value Fund - 1.50% for Class A shares and 2.25% for Class C shares; Amstar Total Return Fund - 1.25% for Class A shares and 2.00% for Class C shares; Amstar High Yield Fund - 1.50% for Class A shares and 2.25% for Class C shares. The Expense Cap will remain in effect until at least December 31, 2012 for the Amstar Value Fund and until at least December 31, 2005 for the Amstar Total Return Fund and the Amstar High Yield Fund.

     In order to reduce operating expenses during the period ended September 30, 2003, the Manager waived $3,100 of its advisory fees and reimbursed $128,306, $5,169 and $4,000 of Common, Class A and Class C expenses, respectively, for the Amstar Value Fund; waived $23,169 of its advisory fees and reimbursed $58,387, $13,357 and $3,000 of Common, Class A and Class C expenses, respectively, for the Amstar Total Return Fund; and waived $930 of its advisory fees and reimbursed $50,552, $4,000 and $2,750 of Common, Class A and Class C expenses, respectively, for the Amstar High Yield Fund.

AMSTAR INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

     Any such fee waivers and/or expense reimbursements by the Manager are subject to repayment by the respective Fund provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the Expense Cap, and provided further that the fees and expenses which are the subject of repayment were incurred within three years of the repayment. As of September 30, 2003, the amount of waived fees and reimbursed expenses (which includes organization costs) that may be recouped by the Manager in the future is $95,550, $97,913 and $58,232 for the Amstar Value Fund, the Amstar Total Return Fund and the Amstar High Yield Fund, respectively.

     ADMINISTRATION AGREEMENT
     Ultimus supplies executive, administrative and regulatory compliance services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, Ultimus receives a monthly fee from each Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such assets; 0.10% on the next $150 million of such assets; 0.075% on the next $250 million of such assets; and 0.05% of such net assets in excess of $500 million, subject to an aggregate minimum monthly fee of $2,000 for each Fund.

     FUND ACCOUNTING AGREEMENT
     Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Trust. For these services, Ultimus receives from each Fund a monthly fee of $3,000, plus an asset based fee equal to 0.01% of average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. These monthly fees will be discounted by 10% until such times as net assets of any Fund reach $25 million, but in no case later than one year from the commencement of operations for any Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of its portfolio securities.

     TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $24 per shareholder account from each Fund, subject to a $1,500 minimum monthly fee with respect to each class. The minimum monthly fee is reduced to $1,000 for classes with less than 25 shareholder accounts.

AMSTAR INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

4.   PLAN OF DISTRIBUTION

     The Trust has adopted a Plan of Distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The effective date of the Class A Plan was December 4, 2002 for the Amstar Value Fund. The effective date of the Class A Plan for the Amstar Total Return Fund and the Amstar High Yield Fund was December 31, 2002. The Class A Plan provides that each Fund may incur certain costs related to services or other activities that are primarily intended to result in the sale of shares, up to 0.25% of Class A average daily net assets. For the period ended September 30, 2003, the Amstar Value Fund and Amstar Total Return Fund incurred $693 and $9,644, respectively, related to the Class A Plan.

     The Trust has also adopted a Plan of Distribution (the "Class C Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The effective date of the Class C Plan was December 4, 2002 for the Amstar Value Fund. The effective date of the Class C Plan for the Amstar Total Return Fund and Amstar High Yield Fund was December 31, 2002. The Class C Plan provides that each Fund may incur certain costs related to services or other activities that are primarily intended to result in the sale of shares, up to 0.75% of Class C average daily net assets. For the period ended September 30, 2003, the Amstar Value Fund and Amstar Total Return Fund incurred $77 and $32, respectively, related to the Class C Plan.

     The Trust has also adopted a Shareholder Servicing Plan (the "Class A Servicing Plan") with respect to Class A shares of each Fund. The effective date of the Class A Servicing Plan was December 4, 2002 for the Amstar Value Fund. The effective date of the Class A Servicing Plan for the Amstar Total Return Fund and the Amstar High Yield Fund was December 31, 2002. The Class A Servicing Plan provides that each Fund may execute servicing agreements with financial intermediaries that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of shares of the Funds. For their service, a Fund will generally pay a fee in an amount equal to 0.10% of the Fund's average daily net assets allocable to Class A shares. For the period ended September 30, 2003, the Amstar Value Fund and Amstar Total Return Fund incurred $277 and $3,857, respectively, related to the Class A Servicing Plan.

AMSTAR INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

     The Trust has also adopted a Shareholder Servicing Plan (the "Class C Servicing Plan") with respect to Class C shares of each Fund. The effective date of the Class C Servicing Plan was December 4, 2002 for the Amstar Value Fund. The effective date of the Class C Servicing Plan for the Amstar Total Return Fund and the Amstar High Yield Fund was December 31, 2002. The Class C Servicing Plan provides that each Fund may execute servicing agreements with financial intermediaries that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of shares of the Funds. For their service, a Fund will generally pay a fee in an amount equal to 0.25% of the Fund's average daily net assets allocable to Class C shares. For the period ended September 30, 2003, the Amstar Value Fund and Amstar Total Return Fund incurred $26 and $10, respectively, related to the Class C Servicing Plan.

     Prior to January 2, 2003, the plan of distribution then in effect provided that the Amstar Value Fund could incur certain costs related to the servicing of shareholder accounts, generally not to exceed 0.25% of its average daily net assets. No costs were incurred related to this plan.

5.   DISTRIBUTION AGREEMENT

     Under the terms of a Distribution Agreement between the Trust and Amstar Distributors, Inc. (the "Distributor"), the Distributor serves as the principal underwriter and national distributor of shares of the Trust. The Distributor earned $2,045 from underwriting commissions on the sale of shares of the Trust during the period ended September 30, 2003.

6.   SUBSEQUENT EVENT

     On September 22, 2003, the Board of Trustees of the Trust unanimously voted to terminate the public offering of shares of the Amstar High Yield Fund. Effective October 14, 2003, all shares of the Amstar High Yield Fund had been liquidated and the Fund ceased operations.

                         Report of Independent Auditors



To the Board of Trustees and Shareholders of Amstar Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Amstar Investment Trust, formerly Valenzuela Capital Trust, comprised of the Amstar Value Fund (formerly Val Cap Mid Cap Fund), Amstar Total Return Fund and Amstar High Yield Fund (the "Funds") as of September 30, 2003, the related statements of operations for the period then ended, and for the Amstar Value Fund, the statements of changes in net assets and financial highlights for each of the two years then ended, and for the Amstar Total Return Fund and Amstar High Yield Fund, the statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Amstar Value Fund presented herein for each of the respective years or periods ended September 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated October 12, 2001.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Amstar Value Fund, Amstar Total Return Fund and Amstar High Yield Fund of the Amstar Investment Trust as of September 30, 2003, the results of their operations for the year or period then ended, and for the Amstar Value Fund, the changes in its net assets and financial highlights for each of the two years then ended, and for the Amstar Total Return Fund and Amstar High Yield Fund, the changes in their net assets and financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.


                                           /s/ ERNST & YOUNG LLP


Cincinnati, Ohio
October 24, 2003

AMSTAR INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (Unaudited)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------



Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                         Position Held
Name of Trustee/Officer      Address                             Age     with the Trust  Length of Time Served
-----------------------      -------                             ---     --------------  ---------------------
*Robert J. Adler             225 West 34th Street, Suite 718      47     Chairman and    Since July 2002
                             New York, New York 10122                    Trustee
*Thomas M. Valenzuela        1270 Avenue of the Americas          49     President and   Since October 1999
                             New York, New York 10122                    Trustee
Jonathan H. Kagan            30 Rockefeller Plaza, 50th Floor     47     Trustee         Since October 1999
                             New York, New York 10020
Clinton J. Kendrick          465 Long Ridge Road                  60     Trustee         Since October 1999
                             Bedford, New York 10506
James R. Hocking             60 Rucum Road                        74     Trustee         Since September 2002
                             Roxbury, Connecticut 06783
Robert G. Dorsey             135 Merchant Street                  46     Vice President  Since January 2000
                             Cincinnati, Ohio 45246
Mark J. Sfarra               225 West 34th Street, Suite 718      42     Secretary       Since September 2002
                             New York, New York 10122
Mark J. Seger                135 Merchant Street                  41     Treasurer       Since January 2000
                             Cincinnati, Ohio 45246

*Messrs. Adler and Mr. Valenzuela, as affiliated persons of the Trust's investment manager and principal underwriter, are "interested persons" of the Trust, as defined by the Investment Company Act of 1940.

Each Trustee oversees three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Robert J. Adler is Managing Director of Amstar Investment Management LLC, AMIC Distribution Partners, Inc. and Amstar Distributors, Inc. From April 2001 until April 2002, he was President of Voyager Advisors, LLC. Prior to September 2000, he was President of Northstar Distributors, Inc.(a mutual fund distributor).

Thomas M. Valenzuela is President and Chief Investment Officer of Valenzuela Capital Partners, LLP (a registered investment adviser that serves as sub-adviser to the Amstar Value Fund). He has served in these roles for more than five years.

Jonathan H. Kagan is Managing Director of Centre Partners Management, LLC (investment management firm); Managing Director of Corporate Advisers, LP; a Director of Lazard Freres & Co. LLC; a Director of Firearms Training Systems, Inc.; and a Director of Staff Leasing, Inc.

Clinton J. Kendrick is Executive Director of Shearman & Sterling (a law firm). Prior to to June 1999, he was co-founder, Chairman and Chief Executive Officer of Matrix Global Investments, Inc. (a private equity firm).

AMSTAR INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (Unaudited) (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

James R. Hocking, CFA is Managing Partner of Camborne Cornell Partners, LLC. He has served in this role for more than five years.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Sfarra is Secretary of Amstar Investment Management LLC and a manager of AMIC Distribution Partners, Inc.; from January 2002 until April 2002, Vice President of Voyager Advisors, LLC; from July 2001 until December 2001, Vice President of Emergent Capital; from July 2000 until July 2001, Manager of Finance of PIMCO Distributors (a mutual fund distributor); prior to December 1999, Vice President of Northstar Distributors, Inc. (a mutual fund distributor).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc. (a mutual fund services company).

Additional information about the Board of Trustees and Executive Officers may be found in the Trust's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-901-6049.



AMSTAR INVESTMENT TRUST
FEDERAL TAX INFORMATION (Unaudited)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Funds during the year ended September 30, 2003. On February 18, 2003, the Amstar Value Fund declared and paid a long-term capital gain distribution of $0.036055 per share. As required by federal regulations, shareholders will receive notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2003 calendar year early in 2004.




A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-800-901-6049, or on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2.   CODE OF ETHICS.


As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Pursuant to Item 10(a), a copy of its code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted an express or implied waiver from the provisions of the code of ethics.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is James R. Hocking. Mr. Hocking is "independent" for purposes of this Item.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.


Not required


ITEM 5.  AUDIT COMMITTEE OF LISTED COMPANIES


Not required


ITEM 6.  [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not required


ITEM 8.   [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.


(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.


(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.


File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.


(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto


(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto








Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Exhibit 99.CODE.ETH      Code of Ethics




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)         Amstar Investment Trust
               -----------------------------------------------------------------





By (Signature and Title)*    /s/ Robert J. Adler
                           -----------------------------------------------------
                            Robert J. Adler, Chairman


Date     December 1, 2003
      --------------------------------------------








Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*    /s/ Robert J. Adler
                           -----------------------------------------------------
                            Robert J. Adler, Chairman


Date     December 1, 2003
      --------------------------------------------





By (Signature and Title)*   /s/ Mark J. Seger
                           -----------------------------------------------------
                            Mark J. Seger, Treasurer


Date     December 1, 2003
      --------------------------------------------




* Print the name and title of each signing officer under his or her signature.